Exhibit 99.1

Flowserve Corporation Ladenburg Thalman Non-Deal Roadshow October 6-9, 2008 Lew Kling, President and Chief Executive Officer Mark Blinn, SVP, CFO and Latin America Operations Tom Pajonas, President, Flow Control Division Zac Nagle, VP Investor Relations

Special Note SAFE HARBOR STATEMENT: This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition. The forward-looking statements included in this presentation are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products requiring sophisticated program management skills and technical expertise for completion; the substantial dependence of our sales on the success of the petroleum, chemical, power and water industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global petroleum producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; risks associated with certain of our foreign subsidiaries conducting business operations and sales in certain countries that have been identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits, and tax liabilities that could result from audits of our tax returns by regulatory authorities in various tax jurisdictions; the potential adverse impact of an impairment in the carrying value of goodwill or other intangibles; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; our dependence on our customers' ability to make required capital investment and maintenance expenditures; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

Pumps - Valves - Seals A Broad Set of Product Capabilities Core Industries Oil / Gas Chemical Water General Industry Power Quick Response Centers (QRCs) Aftermarket Support Services Localized Support Lower Total Cost of Ownership A Leading Portfolio of Products, Solutions & Services Industry Leading Products • Critical Industry Application • Aftermarket Capabilities

Market Outlook

History Tells Us .... During Positive Infrastructure Cycles, Many Companies Do Well ... History also tells us, during Flat or Negative Cycles, there still has been Significant Infrastructure and Aftermarket Business ... But ... Only Strong Companies Continue to Do Well! 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Mature Markets 30.8 28.4 28.8 30.9 33.8 33.6 34.1 35.6 38.5 42.3 47.3 Developing Markets 7.9 8.3 8 8.4 9.3 9.7 11.6 14.2 17.3 20.3 23 Chart Source: European Industrial Forecast adjusted to nominal dollars

Continued Good Opportunities in the Infrastructure Market Place "The Indian government has revised its target of additional power generation during the Eleventh Five- Year Plan period (2007-12) to 90,000 megawatts (MW) from the previous figure of 78,577 MW..." [Industrial Info Resources (IIR) Sept 23, 08] "Infrastructure plans on a massive scale continue to be launched in Saudi Arabia" [IIR Sept 16, 08] "GCC (Gulf Cooperative Council) requires $70 Billion Power and Water Spend ... by 2015" [steelguru.com Sept 8, 08] "China National Petroleum Corporation (CNPC) plans to raise its oil refining capacity to over 5 million barrels per day (BBL/d) by 2015..." [IIR Sept 23, 08] "China is planning to have 21 large refinery projects in 2010..." [Trading Markets Sept 22, 08] "China Guodian to invest $15.8 Billion for chemical projects in Ningxia Region" [IIR Sept 10, 08] "Construction of $8.9 Billion of North American coal gasification projects planned for 2009" [IIR Sept 22, 08] "North American Coal-Fired generation projects totaling $49 Billion planned for 2009" [IIR Sept 30, 08] "U.S. Coal Mining to Rise 5% as Coal-Fired Generation Under Construction Worldwide Reaches 93 Gigawatts" [IIR Oct 2, 08] Brazil's Petrobras continues with investment plan of more than $110 Billion in projects to meet increasing energy demand [Petrobras' 2020 Strategic Plan] Long Term Growth Opportunities in Developing Markets Should More Than Offset Any Slowdowns in Mature Markets

What Drives Infrastructure Spending? Population Growth Industrialization Rural to Urban Move Middle Class Rise Aging Infrastructure Independence Refurbishment Efficiency Upgrade Optimization Diversification Sustainability Environmental Nationalism Infrastructure Investments Are Driven by Many Factors Economic Growth Job Creation Political Stability Social Investments Social Stability Localization Sustaining Investments Political Investments Growth Investments Demographics Shareholder Value Internal Rate of Return Capital Investments Profit

Mature & Developing Markets are Different Governments Often Stand Behind Financing in Developing Markets INVESTMENT DRIVERS: Profit & Return on Investment Regulatory / Environmental Sustainability Security & Independence Efficiency / Optimization INVESTMENT DRIVERS: Government Mandates Localization Requirements Security & Protectionism National Job Creation / Social Investment MATURE MARKETS E.g.: N America, W Europe, Japan, Australia.... FUNDING METHODS : Credit Facilities & Project Financing Government Bonds Operating Cash Flow FUNDING METHODS: Government Funding or Guarantees Multilateral Development Banks & Institutions Credit Facilities & Project Funding Operating Cash Flow DEVELOPING MARKETS E.g.: China, India, Middle East, Russia, Africa....

As an Example....Lets Look at Worldwide Urban Population Growth Developing Markets' Urban Population Growth Creates Infrastructure Needs... Forecasted Yearly Average Growth ['07-'10] Mature Markets - 3.2M per year Developing Markets - 48.7M per year Developing Markets Growth Driven by: Urban Expansion Movement from Rural Locations Population Increases Increasing Industrialization and ... Expansion of the Middle Class Sources: Economist Intelligence Unit August 2008 report Average Yearly Growth of Urban Population in Millions Population Growth Industrialization Rural to Urban Move Middle Class Rise Growth Investments Demographics

1990 2000 2007 1990 2000 2007 2010 (Fcst) Demographics & Other Drivers Yield Growth in Oil & Electricity Usage Petroleum Usage (Million Barrels/Day) Petroleum & Electricity Usage in Developing Markets is forecasted to exceed the Mature Markets by 2010 The use of Alternative Energy Sources will continue to expand Sources: Economist Intelligence Unit August 2008 report Electricity Usage (Trillion Kilowatt-Hours) The Forecasted Growth in Usage Will Require Investment in Infrastructure 2010 (Fcst)

'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07 Mature Markets 6.2 5.3 5.5 5.5 6.3 6.6 7.1 7.8 8.9 10.5 12.1 0 Developing Markets 2.5 2.6 2.3 2.4 2.9 3 3.4 4 4.8 6 7.2 Total 8.7 7.9 7.8 7.9 9.1 9.6 10.5 11.8 13.7 16.5 19.3 The Oil & Gas Industry Continues to Forecast Opportunity on a Global Scale Flowserve 1H08 Bookings Split Oil & Gas Power Chem/Pharm Water GI Other 2007 36 16 20 7 8 13 36% Market Perspective - Oil & Gas Recent Positive Announcements: China National Petroleum Corporation (CNPC) plans to raise its oil refining capacity to over 5 million barrels per day (BBL/d) by 2015 [Industrial Info Resources (IIR) Sept 23, 08] A recent announcement stated that China is planning to have 21 large refinery projects in 2010 [Trading Markets Sept 22, 08] Chennai Petroleum Corporation Ltd and Indian Oil on Four-Year Refining and Petrochemicals Expansion Drive [IIR Sept 18, 08] PSU refiner Chennai Petroleum Corporation Ltd has proposed to invest $2 Billion over the next four years in its Manali refinery complex in Tamil Nadu [Your Petroleum News Sept 24, 08] France's Total S.A. on track with $19 Billion in Investments This Year [IIR Sept 11, 08] ExxonMobil Investing $2 Million per Day in R&D and Continues More Than $11.8 Billion in Projects to Meet Increasing Energy Demand [IIR Sept 9, 08] Capital Spending to Exceed $1.9 Billion Starting in 4Q08 in North American Oil & Gas Industry [IIR Sept 25, 08] Chart Source: European Industrial Forecast adjusted to nominal dollars Industry Market in $Billions for Pumps, Valves & Seals Mature Markets Developing Markets

Impact from the Price for Oil Optimally Priced Oil, Not High Priced Oil, Drives Diversified Investments Optimally Priced Oil

Oil & Gas Power Chem/Pharm Water GI Other 2007 36 16 20 7 8 13 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07 Mature Markets 3.2 2.7 2.9 3.4 4.1 3.4 3.3 3.5 3.8 4.1 4.5 0 Developing Markets 1.2 1.3 1.4 1.6 1.5 1.6 1.8 2.3 2.7 3.1 3.4 Total 4.4 4 4.3 5 5.6 5 5.1 5.8 6.5 7.2 7.9 The Power Industry is Projected to Remain in a Growth Stage Flowserve 1H08 Bookings Split 16% Market Perspective - Power Industry Market in $Billions for Pumps, Valves & Seals Mature Markets Developing Markets Recent Positive Announcements: China's YTD power consumption has grown to 2.2 trillion kilowatt hours, a 10.2% increase over the previous period [IIR Sept 22, 08] China raises 2020 nuclear power generation target to 70 GW from 60 GW. Current nuclear grid capacity is 10 GW [IIR Aug 11, 08] Report on Indian Power Sector Calls for Immediate Action on Power Deficit - Government has allocated $95 billion to meet the increased demand [IIR Sept 24, 08] India has increased its target of additional power generation over the next five years from 79 gigawatts (GW) to 90 GW [IIR Sept 23, 08] Nuclear Power Corporation of India Limited (Mumbai) will invest around $13 billion in nuclear power during the next 10 years [IIR Sept 19, 08] North American Coal-Fired generation projects totaling $49 Billion planned for 2009 [IIR Sept 30, 08] Shaw Group estimates that domestic electricity consumption will increase 7 GW per year through 2030 [IIR Sept 23, 08] Chart Source: European Industrial Forecast adjusted to nominal dollars

Oil & Gas Power Chem/Pharm Water GI Other 2007 36 16 20 7 8 13 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07 Mature Markets 6.5 5.8 5.3 6 6 6.3 6.3 6.6 7.2 7.9 8.7 0 Developing Markets 1.6 1.5 1.6 1.5 1.7 1.8 2.3 2.9 3.5 4.1 4.6 Total 8.1 7.3 6.9 7.5 7.7 8.1 8.6 9.5 10.7 12 13.3 The Chemical Industry Continues to Show Strength in Developing Markets Flowserve 1H08 Bookings Split 20% Market Perspective - Chemical Industry Market in $Billions for Pumps, Valves & Seals Mature Markets Developing Markets Recent Positive Announcements: China Guodian to Invest $15.8 Billion for Chemical Projects in Ningxia Region [IIR Sept 10, 08] Xinsai Company Agrees to Invest $1.5 Billion for 15 Million-Ton Coal Chemical Base in Xinjiang Region - China [IIR Sept 26, 08] The Indian composite industry is expected to grow at a rate of 25% during the next four to five years - '05-'06 production of 110,000 tons is expected to rise to 188,370 tons by 2010 [IIR Sept 24, 08] Construction of $8.9 Billion of North American Coal Gasification Projects Planned for 2009 [IIR Sept 22, 08] Chemical Industry Focuses on Maintenance Spending in 2008 with 23% Increase in Planned Maintenance Turnaround Activity [IIR Sept 24, 08] DuPont Targets Emerging-Market Countries to Fuel Intense Growth - would like to increase sales from $8 to $12 billion by 2010, focusing on the emerging markets of Asia, Latin America, Europe, the Middle East and Africa [IIR Sept 26, 08] Chart Source: European Industrial Forecast adjusted to nominal dollars

Oil & Gas Power Chem/Pharm Water GI Other 2007 36 16 20 7 8 13 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07 Mature Markets 8.7 8.9 9.5 10 11.1 10.9 10.8 10.9 11.3 12 13.2 0 Developing Markets 1.2 1.2 1.2 1.3 1.4 1.5 1.9 2.3 2.6 3 3.4 Total 9.9 10.1 10.7 11.3 12.5 12.4 12.7 13.2 13.9 15 16.6 Infrastructure Investment in Water Continues with Increasing Investment in Desalination Flowserve 1H08 Bookings Split 7% Market Perspective - Water Industry Market in $Billions for Pumps, Valves & Seals Mature Markets Developing Markets Recent Positive Announcements: The U.S. alone will require an estimated $300 billion - $1 trillion in water infrastructure upgrades [Times Online June 2008] The GCC (Gulf Cooperative Council) will require $20 billion by 2015 in new desalination capacity to meet demand [steelguru.com Sept 8, 08] "Blue Book" predicts € 67 billion of investment in the Italian water sector over the next 30 years [Global Water Intelligence Aug 8, 08] More seawater RO (reverse osmosis) capacity is now under construction than at any time before. Large-scale projects are underway in most regions of the world. [Water Desalination Report Sept 29, 08] Spending on new water infrastructure must more than double to $180 billion annually over the next 15-20 years to meet the ever-increasing demand for water services [Morgan Stanley Emerging Markets Infrastructure April 2008] Capital investment in the desalination industry is projected to total more than $56 billion in next 7 years [Global Water Intelligence Dec 2007 Report] Chart Source: European Industrial Forecast adjusted to nominal dollars (*) Source: steelguru.com reported referencing a March 2008 "Research & Markets" Report - "Power and Water in the GCC: the Struggle to Keep Supplies Ahead of Demand"

Oil & Gas Power Chem/Pharm Water GI Other 2007 36 16 20 7 8 13 Mining and Ore Processing is Forecasting Continued Strength Globally Flowserve 1H08 Bookings Split 8% Market Perspective - General Industries Industry Market in $Billions for Pumps, Valves & Seals Mature Markets Developing Markets Recent Positive Announcements: Global Mine Project Development Explodes to $240 Billion - the global mining industry has experienced a multiyear growth trend that is peaking and really is showing no sign of slowing down for the next two to three years [IIR Sept 11, 08] U.S. Coal Mining to Rise 5% as Coal-Fired Generation Under Construction Worldwide Reaches 93 Gigawatts [IIR Oct 2, 08] Hindalco Industries Limited (Mumbai), the flagship company of Aditya Birla Group, will invest $4.3 billion in India to expand its aluminum and copper plants over the next three years [IIR Sept 30, 08] New Canadian and U.S. Mine Development Rises to $113 Billion [IIR Sept 22, 08] BNamericas quoted Mr Horacidio Leal Barbosa executive secretary of the Brazilian mining and metals association as saying that Brazilian iron ore production should increase by 60% in the 2008 to 2012 period [Your Mining News Sept 26, 08] Chart Source: European Industrial Forecast adjusted to nominal dollars '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 >'07 Mature Markets 6.2 5.7 5.6 6 6.3 6.4 6.6 6.8 7.3 7.8 8.8 0 Developing Markets 1.4 1.7 1.5 1.6 1.8 1.8 2.2 2.7 3.7 4.1 4.4 Total 7.6 7.4 7.1 7.2 8.1 8.2 8.8 9.5 11 11.9 13.2

Markets May Seem Uncertain or May Even Slow Down ...... 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Mature Markets 30.8 28.4 28.8 30.9 33.8 33.6 34.1 35.6 38.5 42.3 47.3 Developing Markets 7.9 8.3 8 8.4 9.3 9.7 11.6 14.2 17.3 20.3 23 Chart Source: European Industrial Forecast adjusted to nominal dollars But, History has Shown ... They Don't Go Away!

Everything Starts With Our Customers Product is Delivered On-Time CUSTOMER REQUIREMENTS Product Performs as Expected Product is Supported Efficiency and Optimization Positive Performance Builds Sustained Customer Loyalty

A Historical Overview An Eleven Year Old Company With Over 200 Years of History In the Flow Control Business Through Multiple Cycles

WCC Multistage Pump and System Typical Applications Pipeline Service Onshore Oil Production Offshore Oil Production Refining

Typical Applications Pipeline Service Onshore Oil Production Offshore Oil Production Refining HDO Multistage Pump and System

Market leader in Large Oil and Gas Valve Applications Typical Applications High Pressure Oil High Pressure Gas

Market Leader in Cryogenic Valve Applications Typical Applications Liquefied Natural Gas (LNG)

Dry Gas Compressor Seal is One of Largest in the World Typical Applications Gas to Liquids LNG Decoking Crude Oil Handling and Treatment 22.3" Diameter

Q1 Q2 Q3 Q4 2004 621 638 634 628 2005 685.6 696 773.8 771.4 2006 878.6 912 892 934.4 2007 1088.8 1053.3 1061 1115.6 2008 1420.3 1310.6 +28% Q2 2008 bookings included currency benefit of approximately $97 million and Niigata Worthington acquisition bookings of $16 million compared to Q2 2007. Continued Strong Bookings Growth $1,429 $686 $879 $1,089 +24% +31% +16% +15% +19% +21% +20% $696 $912 $1,053 $774 $892 $1,061 $771 $934 $1,116 Q2 Q3 Q4 $621 +10% +9% +22% +23% $638 $634 $628 Q1 $1,311 +24% ($ millions) +31% Strong Bookings Growth

Q1 Q2 Q3 Q4 2004 577.1 618.3 623.4 703.7 2005 616.1 691.2 649.5 738.5 2006 653.9 752.9 770.8 883.6 2007 803.4 930.7 919.2 1109.4 2008 993.3 1127.6 +6% Q2 2008 sales included currency benefit of approximately $85 million and Niigata Worthington acquisition sales of $29 million compared to Q2 2007. Strong Bookings Growth Drives Future Sales $993 $616 $654 $803 +24% +23% +9% +24% +4% +19% +20% +26% $691 $753 $931 $649 $771 $919 $739 $884 $1,109 $577 $618 $623 $704 +7% Q2 Q3 Q4 +12% +19% +5% Q1 $1,158 ($ millions) +24% Strong Sales Growth

Domestic International 2008 Q2 356 805 Oil and Gas Power Chemical Water GI Other 2008 Q2 36 16 20 7 8 13 Domestic 32% International 73% Bookings Flowserve Global Presence - Q2 Year-to-Date 2008 Global Diversified Flow Control Infrastructure Company Revenue International 68% Domestic International 2008 Q2 30 70 Domestic 30% Plant Locations International 70% Domestic International 2008 Q2 32 68 Domestic 32% QRC Locations International 68% Flowserve Internal Data Oil and Gas 36% Power 16% Chemical 20% Water 7% GI 8% Other 13% "Other" accounts for non- specified business mostly obtained through our broad Distribution network "GI" (General Industries) is a broad category accounting for markets such as mining & ore processing, food & beverage, pulp & paper, steam systems, and district heating

Flowserve's Global Presence Flowserve Has Operations in More Than 55 Countries with Over 15,000 Employees

Strength in Large Projects Around the World Continues

Strategically Pursue Original Equipment (OE) orders to Build Global Installed Base which Drives Aftermarket Locate Quick Response Centers (QRC) near our Customers' Operations Currently, Flowserve has 151 QRC sites in 34 countries around the globe Leverage our Lifecycle Advantage Alliance Structure to Build a Partnership with our Customers Develop Future Enablers to Drive Value Creation Aftermarket Growth Opportunity Increasing Value for Customers ? Increases Revenue Potential for Flowserve Key Components of Aftermarket Strategy Aftermarket Revenues are Sustaining with Strong Margin Performance 1H08 1H07 1H06 1H05 1H04 2H07 2H06 2H05 2H04 $ Billions

Leveraging Technology to Expand Capabilities Nuclear Power Generation - Generation III Products Subsea Oil & Gas Recovery - Deep Water Recovery Products Desalination Expansion - Salt Water Reverse Osmosis (SWRO) Products Advanced Diagnostic Solutions - Providing Intelligence for Predictive Maintenance & Minimization of Customers' Downtime Investments in Research & Development For Future Growth Opportunities IPSTM - Intelligent Pump Systems Advanced Diagnostics, Prognostics, Communications & Data Convergence ValveSight (r) - Intelligent Valve System Predictive Maintenance

Energy Security & Our Environment Flowserve is Already Supporting Many Advancements in These Critical Areas Currently Served Markets Clean Coal - Coal to Liquids & Coal Gasification Wind Power Bio-Technology Solar Power Gas Fuel Compression Liquefied Natural Gas (LNG) Geo-Thermal Power Compressed Hydrogen Gas Fuel Ocean Thermal Energy Conversion Target Markets Under Development Alternative Energy Markets

SUMMATION Remember, History Reminds Us that during all parts of the Business Cycle... There has been continued Infrastructure Investment Aftermarket spend must continue in order to keep: Oil & Gas Flowing, Water Available, Chemicals Available & Electricity "On" Customers will select Suppliers who: Deliver on Time Deliver a Working Product Support all Products in the Field Maintain Cost Leverage using Low Cost Countries & .... Maintain Long Term Purchasing and Service Agreements But - Business Cycles Can Introduce Challenges .......

..... For Which We Continue Preparing For By ... .... To Take Advantage of All Phases of Business Cycles COST INITIATIVES: Moving Strategic Sourcing, Subassembly Production and Final Assembly to Low Cost Countries Hiring Temporary Employees where Practical Using Multiple Shifts vs. "Brick & Mortar" Integrating our Global ERP Systems Developing a Global Engineering Platform Expanding our India Research & Engineering Centers Adding New Automated Machining Centers Worldwide Driving SG&A Reduction Accelerating Continuous Improvement Programs REVENUE INITIATIVES: Diversifying Globally Investing in Research & Technology Developing Integrated Solutions Investigating Inorganic Opportunities Driving Aftermarket Opportunities Initiating Total Life Cycle Programs Driving Market Share Expansion Expanding QRC's near Customer Facilities Worldwide

Financial Update

On 7/30/2008, Raised Full Year 2008 EPS Guidance to $7.20-$7.50 2008 Q2 - Consolidated Financial Results * As of 6/30/08, 0.3 million shares had been repurchased in conjunction with the company's previously announced $300 million share buyback program. * As of 6/30/08, 0.3 million shares had been repurchased in conjunction with the company's previously announced $300 million share buyback program. ($ millions)

Net Debt / Capital 2000 2001 2002 2003 2004 2005 2006 2007 2008 Plan 0.76 0.706 0.576 0.502 0.402 0.374 0.312 0.1 0.25 Cash Flows Have Been Used to Strengthen the Balance Sheet over the Past Several Years

Deployment of Cash Flow Highly Selective Acquisitions Divestitures New QRCs Cost Reduction Initiatives Product Line Expansion Share Repurchases Dividend Growth Flowserve's Strong Cash Flow and Solid Balance Sheet Can be Used to Fund Many Opportunities in the Near Future Return of Shareholder Capital Organic Growth Portfolio Management Future Cash Flow and Earnings Growth

Questions and Answers